UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 7, 2012

SINO-AMERICAN NET MEDIA CORP

(Name of Small Business Issuer in its Charter)

Delaware                          To be Applied

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(State or other jurisdiction of     (IRS Employer Identification No.)

incorporation or organization)

10423 VALLEY BLVD UNIT B-2 EL MONTE CA             91731

(Address of principal executive offices)     (Postal or Zip Code)

Issuer's telephone number, including area code: 626-807-2198

Fax: 626-279-1271

SINO-AMERICAN INVESTMENT HOLDINGS INC

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  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

(a) On May 19,2011, the Board of Directors made decision to change the name of the company to: SINO-AMERICAN NET MEDIA CORP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 7, 2012	SINO-AMERICAN NET MEDIA CORP (Registrant)

/s/ Fang Zhong

Fang Zhong, President